UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 31, 2007

C-BASS 2007-CB5 Trust

(Exact name of issuing entity as specified in charter)

Asset Backed Funding Corporation

(Exact name of depositor as specified in charter)

Credit-Based Asset Servicing and Securitization LLC

(Exact name of sponsor as specified in charter)

New York	333-130524-06	75-2533468
(State or other jurisdiction of	(Commission File Number	(IRS Employer
incorporation of issuing entity)	of issuing entity)	Identification No. of depositor)

214 North Tryon Street, Charlotte, North Carolina	28255
(Address of principal executive offices)	(Zip Code)

Depositor’s telephone number, including area code	(704) 386-2400

N/A

(Former name or former address, if change since last report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Attached as Exhibit 4.1 is the Pooling and Servicing agreement, dated as of May 1, 2007 (the “Pooling and Servicing Agreement”), among Asset Backed Funding Corporation (the “Company”), as depositor, Credit-Based Asset Servicing and Securitization LLC (the “Sponsor”), as seller, Litton Loan Servicing LP, as servicer, and LaSalle Bank National Association, as trustee. The Pooling and Servicing Agreement governs the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB5 (the “Certificates”), issued on May 31, 2007, including the (i) Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (the “Public Certificates”), having an aggregate initial certificate principal balance of $342,014,000, (ii) the Class B-1, Class CE-1, Class CE-2 and Class P Certificates (the “Private Certificates”), having an aggregate initial certificate principal balance of $3,552,000 and (iii) the Class R and Class R-X Certificates (the “Residual Certificates”).

The Public Certificates were sold to Banc of America Securities LLC (“BAS”) and Barclays Capital Inc. (collectively, the “Underwriters”) pursuant to an underwriting agreement, dated May 29, 2007 (the “Underwriting Agreement”), between the Company and BAS, as representative of the Underwriters. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

On May 31, 2007, certain of the Private Certificates, consisting of $3,552,000 certificate principal balance of Class B-1 Certificates, the Class CE-1 Certificates and the Class P Certificates, were sold to BAS in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of these certificates were applied to purchase the mortgage loans underlying the Certificates (the “Mortgage Loans”) from the Sponsor.

On May 31, 2007, the Class CE-2 and the Residual Certificates were transferred to the Sponsor in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The Class CE-2 Certificates and the Residual Certificates constituted part of the purchase price for the Mortgage Loans.

The Mortgage Loans were acquired by the Sponsor from Fieldstone Mortgage Company, New Century Mortgage Corporation, People’s Choice Home Loan, Inc., Wilmington Finance Inc. and various other originators that each originated less than 10% of the aggregate unpaid principal balance of the Mortgage Loans as of the cut-off date. The Mortgage Loans are serviced pursuant to the Pooling and Servicing Agreement. The mortgage file relating to each Mortgage Loan is held by The Bank of New York, as custodian, pursuant to a custodial agreement, dated as of May 1, 2007, by and among LaSalle Bank National Association, Litton Loan Servicing LP and The Bank of New York. A copy of the Custodial Agreement is attached hereto as Exhibit 10.1.

The Mortgage Loans were purchased by the Company from the Sponsor pursuant to a mortgage loan purchase agreement, dated as of May 1, 2007 (the “Mortgage Loan Purchase Agreement”), between the Company and the Sponsor. A copy of the Mortgage Loan Purchase Agreement is included as an exhibit to the Pooling and Servicing Agreement attached as Exhibit 4.1.

LaSalle Bank National Association, as supplemental interest trust trustee, entered into an interest rate swap agreement and an interest rate cap agreement with JPMorgan Chase Bank, N.A., as counterparty, for the benefit of the holders of certain classes of Certificates. Copies of the interest rate swap agreement and an interest rate cap agreement are attached as Exhibits 10.2 and 10.3.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

1.1	Underwriting Agreement, dated May 29, 2007, between Asset Backed Funding Corporation and Banc of America Securities LLC.

4.1
Pooling and Servicing Agreement, dated as of May 1, 2007, by and among Asset Backed Funding Corporation, Credit-Based Asset Servicing and Securitization LLC, Litton Loan Servicing LP and LaSalle. Bank National Association.

4.2	Mortgage Loan Purchase Agreement, dated as of May 1, 2007, between Asset Backed Funding Corporation and Credit-Based Asset Servicing and Securitization LLC.

10.1	Custodial Agreement, dated as of May 1, 2007, by and among LaSalle Bank National Association, Litton Loan Servicing LP, and The Bank of New York.

10.2	Interest Rate Swap Agreement, dated May 31, 2007, by and between LaSalle Bank National Association, as Supplemental Interest Trust Trustee, and JPMorgan Chase Bank, N.A.

10.3	Interest Rate Cap Agreement, dated May 31, 2007, by and between LaSalle Bank National Association, as Supplemental Interest Trust Trustee, and JPMorgan Chase Bank, N.A.

10.4	ISDA Master Agreement, dated May 31, 2007, by and between LaSalle Bank National Association, as Supplemental Interest Trust Trustee, and JPMorgan Chase Bank, N.A.

10.5
Schedule to the ISDA Master Agreement and Credit Support Annex, dated May 31, 2007, by and between LaSalle Bank National Association, as Supplemental Interest Trust Trustee, and JPMorgan Chase Bank, N.A.

Signature page to follow

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSET BACKED FUNDING CORPORATION

By: /s/ Juanita L. Deane-Warner

Name: Juanita L. Deane-Warner

Title: Vice President

Date: May 31, 2007

ASSET BACKED FUNDING CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated May 29, 2007, between Asset Backed Funding Corporation and Banc of America Securities LLC	E

4.1
Pooling and Servicing Agreement, dated as of May 1, 2007, by and among Asset Backed Funding Corporation, Credit-Based Asset Servicing and Securitization LLC, Litton Loan Servicing LP and LaSalle Bank National Association
E

4.2	Mortgage Loan Purchase Agreement, dated as of May 1, 2007, between Asset Backed Funding Corporation and Credit-Based Asset Servicing and Securitization LLC.	E

10.1	Custodial Agreement, dated as of May 1, 2007, by and among LaSalle Bank National Association, Litton Loan Servicing LP and The Bank of New York	E

10.2	Interest Rate Swap Agreement, dated May 31, 2007, by and between LaSalle Bank National Association, as Supplemental Interest Trust Trustee, and JPMorgan Chase Bank, N.A.	E

10.3	Interest Rate Cap Agreement, dated May 31, 2007, by and between LaSalle Bank National Association, as Supplemental Interest Trust Trustee, and JPMorgan Chase Bank, N.A.	E

10.4	ISDA Master Agreement, dated May 31, 2007, by and between LaSalle Bank National Association, as Supplemental Interest Trust Trustee, and JPMorgan Chase Bank, N.A.	E

10.5
Schedule to the ISDA Master Agreement and Credit Support Annex, dated May 31, 2007, by and between LaSalle Bank National Association, as Supplemental Interest Trust Trustee, and JPMorgan Chase Bank, N.A.
E